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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 31, 1998


                              CONVERGYS CORPORATION
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             (Exact name of registrant as specified in its charter)


            Ohio                         1-4379                31-1598292
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                       45202
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000
                                                          -----------------


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FORM 8-K                                                CONVERGYS CORPORATION


ITEM 5.   OTHER EVENTS:


         On December 31, 1998, Convergys Corporation ("Convergys") completed its spin-off from Cincinnati Bell Inc. ("Cincinnati Bell"). Cincinnati Bell distributed one share of Convergys for each share of Cincinnati Bell owned by Cincinnati Bell shareholders of record on December 1, 1998 to complete this spin-off.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONVERGYS CORPORATION



                                        By: /s/ William D. Baskett III
                                            -----------------------------
                                            William D. Baskett III
                                            General Counsel and Secretary



Date:  January 14, 1999